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                                   EXHIBIT 11
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                                                                      EXHIBIT 11

                          DIRECTORS' POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors of Protective Life Insurance Company, a Tennessee corporation, ("Company") by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Nancy Kane or Jerry W. DeFoor, and each or any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-6, including any amendments thereto, to be filed by the Company with respect to the Protective Premiere Survivor variable universal life product with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission and with such state securities authorities as may be appropriate, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes of the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 7th day of March, 2000.

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
WITNESS TO ALL SIGNATURES:

/s/ DEBORAH J. LONG
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Deborah J. Long

/s/ DRAYTON NABERS, JR.                                           /s/ DANNY L. BENTLEY
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Drayton Nabers, Jr.                                               Danny L. Bentley

/s/ JOHN D. JOHNS                                                 /s/ RICHARD J. BIELEN
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John D. Johns                                                     Richard J. Bielen

/s/ R. STEPHEN BRIGGS                                             /s/ CAROLYN KING
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R. Stephen Briggs                                                 Carolyn King

/s/ DEBORAH J. LONG                                               /s/ JIM E. MESSENGALE
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Deborah J. Long                                                   Jim E. Messengale

/s/ STEVEN A. SCHULTZ                                             /s/ A. S. WILLIAMS III
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Steven A. Schultz                                                 A. S. Williams III

/s/ WAYNE E. STUENKEL                                             /s/ T. DAVIS KEYES
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Wayne E. Stuenkel                                                 T. Davis Keyes
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